SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 21, 2002

Valley Community Bancshares, Inc.

(Exact Name of Registrant as Specified in Charter)

Washington	000-30447	91-1913479

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identi- fication Number)

1307 East Main, Puyallup, Washington 98372

(Address of principal executive offices/Zip Code)

Registrant’s telephone number, including area code: (253) 848-2316

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ITEM 5. Other Events
SIGNATURES

ITEM 5. Other Events

     On November 21, 2002, the Board of Directors of Valley Community Bancshares, Inc. adopted a plan to repurchase up to $1,000,000 of its common shares.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Dated: November 26, 2002.

VALLEY COMMUNITY BANCSHARES, INC.

By:	/s/ David H. Brown

David H. Brown President and Chief Executive Officer

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